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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K
                                 ______________

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 28, 2005
                                                        ------------------
                                 ______________

                       INTERMAGNETICS GENERAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)
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

            DELAWARE                    001-11344                       14-1537454
-------------------------------  ------------------------  ------------------------------------
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer Identification No.)
 incorporation or organization)
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                             450 OLD NISKAYUNA ROAD
                             LATHAM, NEW YORK 12110
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (518) 782-1122
                                                           --------------


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On September 28, 2005, Intermagnetics issued a press release announcing its financial performance for its first quarter period. On September 29, 2005, Intermagnetics will conduct a conference call beginning at 11:00 a.m. Eastern Time concerning its performance for the period ended August 28, 2005. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

         The information furnished in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.




ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

        Exhibit 99.1 Press release of Intermagnetics dated September 28, 2005 containing financial results for its first quarter period ended August 28, 2005 of fiscal year 2006.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INTERMAGNETICS GENERAL CORPORATION


                                           By: /s/ Michael K. Burke
                                               -------------------------------
                                               Michael K. Burke
                                               Executive Vice President
                                               and Chief Financial Officer


Dated: September 28, 2005



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                                  EXHIBIT INDEX

 Exhibit Number     Description
 --------------     -----------

 Exhibit 99.1 Press release of Intermagnetics dated September 28, 2005 containing financial results for its first quarter period ended August 28, 2005 of fiscal year 2006.